UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2007

ANDOVER MEDICAL, INC.

(Exact name of registrant as
specified in its charter)

Delaware	333-128526	51-0459931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

510 Turnpike Street, Ste. 204 N. Andover, MA		01845
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (978) 557-1001

N/A

(Former name or former address, if changed
since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 3.02.                            Unregistered Sales of Equity Securities.

On May 3, 2007, Andover Medical, Inc. (the “Company”) completed a private financing (the “Series B Offering”) of an aggregate of 34 Units of the Company’s securities, representing $1,700,000 principal amount of 6% Series B Convertible Preferred Stock (as defined below) at $50,000 per Unit. The Offering was made on a “best efforts”, no-minimum basis. Each Unit consists of: 50 shares of Series B Convertible Preferred Stock of the Company, par value $.001 per share (“Series B Preferred Stock”), with a Face Value of $1,000 per share, with each share initially convertible at $.35 per share into 2,857 shares or an aggregate of 142,850 shares of Common Stock; Class C Warrants exercisable for five years at $.35 per share to purchase 142,850 shares of Common Stock and Class D Warrants exercisable for five years at $.35 per share to purchase 142,850 shares of Common Stock.  The Preferred Stock is subject to forced conversion and the warrants are subject to redemption if the Common Stock trades above certain target levels.  No sales commissions were paid.  The Company’s financial advisor received a Unit Purchase Option to purchase 10% of the units sold, or 3.4 units in the Series B Offering.

The aggregate net proceeds of the Offering will be used for acquisitions, working capital and general corporate purposes.

The Company claimed exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder in reliance upon the investor’s subscription agreement.

The Company intends to register all of the underlying Common Stock with the Securities and Exchange Commission.  The securities sold in the Offering have not been registered under the Securities Act of 1933, as amended and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report is not being used for the purpose of conditioning the market in the United States for any of the securities offered or sold.

Item 9.01.              Financial Statements and Exhibits.

(d)               Exhibits

4.1       Form of Class C Warrant

4.2       Form of Class D Warrant

4.3       Certificate of Designation, Preferences and Rights of Series B Preferred

10.1     Series B Preferred Purchase Agreement between the Company and Accredited Investor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2007	ANDOVER MEDICAL, INC.

	By:	/s/ Edwin A. Reilly
	Name:	Edwin A. Reilly
	Title:	Chief Executive Officer